UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
 ______________________________________________________________________

Date of Report (Date of earliest event reported): May 14, 2025

Willis Lease Finance Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15369	68-0070656
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4700 Lyons Technology Parkway
Coconut Creek, FL 33073
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 349-9989

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.01 par value per share	WLFC	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Effective May 14, 2025, Dean Poulakidas resigned from the position of General Counsel and Corporate Secretary of Willis Lease Finance Corporation (the “Company”). In connection with his resignation, Mr. Poulakidas will receive approximately $0.8 million in cash compensation. In addition, the stock that was previously awarded to him that was scheduled to vest over the next two years, equaling approximately $6 million, was accelerated. The total expense associated with the resignation is expected to be approximately $6.8 million. The expense for the accelerated stock is recognized upon his departure, rather than the originally contemplated vesting dates.

On May 14, 2025, the Board of Directors (the “Board”) of the Company appointed Clifton Dameron, who currently serves as a Senior Vice President of the Company, as Senior Vice President, General Counsel and Corporate Secretary of the Company, effective May 14, 2025.

Mr. Dameron, age 53, has served as the Company’s Senior Vice President since November 2024. From 2015 to November 2024, Mr. Dameron was employed at Carlyle Aviation Partners (formerly Apollo Aviation Group) where he most recently served as Chief Legal Officer. Mr. Dameron has a Bachelor of Arts degree in History from Southern Methodist University, where he graduated Phi Beta Kappa, and a Juris Doctor degree from Tulane University School of Law.

There are no arrangements or understandings, other than the employment agreement, with any person pursuant to which Mr. Dameron was appointed. There is no family relationship between Mr. Dameron and any director or officer of the Company. In addition, there have been no transactions directly or indirectly involving Mr. Dameron that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements & Exhibits.

Exhibit No.	Description
99.1	News Release issued by Willis Lease Finance Corporation dated May 16, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized officer.

Dated: May 16, 2025

WILLIS LEASE FINANCE CORPORATION

By:	/s/ Scott B. Flaherty
Scott B. Flaherty
Executive Vice President and Chief Financial Officer

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